UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2014

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01    Other Events.
Estimated Value per Share
Inland Diversified Real Estate Trust, Inc., a Maryland corporation (referred to herein as “us,” “we,” “our” or the “Company”), is publishing an estimated per share value of our common stock, par value $0.001 per share (“Common Stock”), to assist broker-dealers that sold our Common Stock in our initial “best efforts” public offering to comply with the rules regarding account statement reporting published by the Financial Industry Regulatory Authority, Inc. (“FINRA”). On February 21, 2014, we announced an estimated per share value of our Common Stock equal to $10.70.
Methodology
As previously disclosed, on February 9, 2014, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”), and KRG Magellan, LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Kite (“Merger Sub”). The Merger Agreement provides for, upon the terms and subject to the conditions in the Merger Agreement, the merger of the Company with and into Merger Sub, with Merger Sub surviving the Merger (the “Merger”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Merger Effective Time”), each outstanding share of our Common Stock (other than shares owned by Kite, any subsidiary of Kite, or any wholly owned subsidiary of the Company) will be converted into the right to receive shares of beneficial interest of Kite, par value $0.01 per share (“Kite Common Shares”), based on:

•
an exchange ratio of 1.707 Kite Common Shares for each share of Common Stock if the volume-weighted average trading price of Kite Common Shares for the ten consecutive trading days ending on the third trading day preceding the Company’s stockholder meeting to approve the Merger (the “Reference Price”) is equal to or less than $6.36;

•	a floating exchange ratio if the Reference Price is more than $6.36 or less than $6.58 (with such floating exchange ratio being determined by dividing $10.85 by the Reference Price); and

•	an exchange ratio of 1.650 Kite Common Shares for each share of Common Stock if the Reference Price is $6.58 or greater.
At a meeting of our board of directors held on February 19, 2014, our board of directors, including our independent directors, adopted an estimated per share value of our Common Stock as of February 18, 2014 of $10.70. The $10.70 estimated per share value was determined by multiplying (i) the final closing price of the Kite Common Shares on February 18, 2014 of $6.27 per share by (ii) the exchange ratio of 1.707 Kite Common Shares for each share of Common Stock, which is the exchange ratio that would be applied at the Merger Effective Time if the Reference Price (calculated based on the ten day volume-weighted average trading price of Kite Common Shares described above) was equal to the $6.27 per share closing price of the Kite Common Shares on February 18, 2014. In accordance with the requirements of FINRA, beginning on February 21, 2014, we will make available to broker-dealers information for inclusion in the customer account statements they provide to holders of our common stock that will reference the $10.70 estimated per share value of our Common Stock as of February 18, 2014 and also will contain other information substantially similar to the information set forth above in this Form 8-K.

Limitations of the Estimated Value per Share
We are providing this estimated per share value solely to assist broker-dealers in meeting their customer account statement reporting obligations. As with any methodology used to estimate value, the methodology employed by us may not be accurate or complete. The estimated per share value as of February 18, 2014 was adopted by our board of directors on February 19, 2014 and was calculated as of a moment in time based solely upon the final closing price of Kite’s common shares on February 18, 2014. The trading price of the Kite Common Shares will fluctuate daily, and as a result the Reference Price (which will be calculated based on the ten day volume-weighted average trading price of Kite Common Shares described above, rather than a single day’s closing price) actually used to determine the exchange ratio for our Common Stock at the Merger Effective Time may differ significantly from the assumed Reference Price of $6.27 per share used to determine our estimated per share value as of February 18, 2014. Therefore, the estimated per share value as of February 18, 2014 most likely does not represent the actual per share value of the Kite Common Shares that our stockholders would receive pursuant to the Merger or the price that our stockholders would receive if they were able to sell their shares of our Common Stock prior to the Merger Effective Time. Stockholders should not rely on the estimated per share value in making a decision to buy or sell shares of our Common Stock.
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Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appears,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to obtain stockholder approvals relating to the Merger or the failure to satisfy the other conditions to completion of the Merger, fluctuations in the per share price of Kite Common Shares, risks related to disruption of management’s attention from the ongoing business operations due to the proposed Merger, the effect of the announcement of the proposed Merger on the Company’s and Kite’s relationships with their respective customers, tenants, lenders, operating results and businesses generally, the outcome of any legal proceedings relating to the Merger, risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all, market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets, the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, competition for real estate assets and tenants, impairment charges, the availability of cash flow from operating activities for distributions and capital expenditures, the ability to refinance maturing debt or to obtain new financing on attractive terms, future increases in interest rates, actions or failures by Company’s and Kite’s respective joint venture partners, including development partners, factors that could affect the Company’s and Kite’s respective abilities to qualify as a real estate investment trust, and other factors detailed under “Risk Factors” in the Company’s and Kite’s respective most recent Form 10-Ks and subsequent Form 10-Qs on file with Securities and Exchange Commission.
Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.
Additional Information and Where to Find It
This filing may be deemed solicitation material in respect of the proposed Merger. In connection with the Merger, the Company and Kite expect to prepare and file with the SEC a joint proxy statement and Kite expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by Kite. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.inlanddiversified.com, and copies of the documents filed by Kite with the SEC are available free of charge on Kite’s website at http://www.kiterealty.com.
The Company and Kite and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on April 16, 2013 in connection with its 2013 annual meeting of shareholders. You can find information about Kite’s executive officers and trustees in Kite’s definitive proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or Kite using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 21, 2014	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title:	Chief Financial Officer